EXHIBIT 10.14

                                                   FINAL EXECUTION COPY
                          GUARANTY
     GUARANTY (this "Guaranty"), dated as of March 1, 1996, made by THE SHERWOOD GROUP, INC., as Guarantor, a Delaware corporation having offices at 10 Exchange Place Centre, 15th
Floor, Jersey City, NJ 07302 (together with its successors and assigns, "Guarantor") to JOHNSON & HIGGINS, as Sublandlord ("Sublandlord") and NY BROAD HOLDINGS, INC., as
Sublandlords Designee ("Sublandlord's Designee").

                  W I T N E S S E T H:
     WHEREAS, Sublandlord, as Sublandlord, and Triak Services Corp., doing business as National Discount Brokers, as Subtenant, have entered into that certain Sublease Agreement (the "Sublease"), dated as of March 1, 1996, relating to the entire fourth floor of that certain building and premises located at 7 Hanover Square, New York, New York;
     WHEREAS, the Sublease shall not become effective until Guarantor executes and delivers this Guaranty to Sublandlord (and Sublandlord's Designee); and
     WHEREAS, certain capitalized terms used herein but not otherwise defined herein are defined by reference to the Sublease.
     NOW, THEREFORE, Guarantor hereby agrees with Sublandlord (and Sublandlord's Designee) as follows:
     1. In consideration of, and as an inducement for, the granting, execution and delivery of the above-captioned Sublease (a copy of which is attached hereto as Exhibit A) and in further consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Sublandlord (and Sublandlord's Designee) the full and prompt performance and observance of all of Subtenant's obligations under the Sublease, including without limitation, the full and prompt payment of all fixed rent, additional rent, Article 19 Rent, Electric Charges, and any other charges or amounts (including, without limitation, the reasonable attorneys' fees of Sublandlord and Sublandlord's Designee) (collectively, "Guaranteed Amount") payable by Subtenant under the Sublease, all irrespective of the validity, binding effect, legality or enforceability of the Sublease or whether the Sublease shall have been duly executed by Subtenant, or any other circumstance which might now or hereafter or otherwise constitute a legal or equitable discharge or defense of a guarantor. Guarantor hereby covenants and agrees with Sublandlord (and Sublandlord's Designee) that if a default shall at any time occur in the payment of any Guaranteed

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Amount, Guarantor shall and will forthwith upon demand to
Guarantor pay the Guaranteed Amount and any arrears thereof to Sublandlord (or Sublandlord's Designee) in legal currency of the United States of America for payment of public and private debts.
     2. This Guaranty is an absolute, unconditional and irrevocable guaranty of payment and performance (and not merely of collection). The liability of Guarantor, as set forth above, is co-extensive with that of Subtenant and this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceedings on the part of Sublandlord (or Sublandlord's Designee) of any kind or nature whatsoever against Subtenant and without the
necessity of any notice of non-payment, nonperformance or non-observance, or any notice of acceptance of this
Guaranty, or any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives.
     3. Guarantor hereby expressly agrees that this Guaranty shall be a continuing guaranty and that the validity of this Guaranty and the obligations and liability of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion of or the failure by Sublandlord (or Sublandlord's Designee) to assert against Subtenant any of the rights or remedies reserved to Sublandlord (and/or Sublandlord's Designee) pursuant to the terms, covenants and conditions of the Sublease, or (b) any assignment of the Sublease, or (c) any renewal or extension of the Sublease or any modification thereof, whether pursuant to the Sublease or by subsequent agreement of Sublandlord (and/or Sublandlord's Designee) and Subtenant, or (d) any extension of time that may be granted by Sublandlord (and/or Sublandlord's Designee) to Subtenant, or (e) any consent, indulgence or other action, inaction or omission under or in respect of the Sublease, or (f) any dealing or transactions or matter or thing occurring between Sublandlord (and/or Sublandlord's Designee) and Subtenant,
or (g) any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting Subtenant or Subtenant's successors or assigns whether or not notice thereof is given to Guarantor, or (h) any matter or thing whatsoever, whether or not specifically mentioned herein, other than full payment and performance of all Subtenant's obligations under the Sublease.
     4. No failure or delay on the part of Sublandlord (and/or Sublandlord's Designee) in exercising any right, power or privilege under this Guaranty shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
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     5.   Guarantor agrees that whenever at any time or from
time to time Guarantor shall make any payment to Sublandlord (and/or Sublandlord's Designee) on account of the liability of Guarantor hereunder, Guarantor will notify Sublandlord (and Sublandlord's Designee) in writing that such payment is for such purpose. No such payment by Guarantor pursuant to any provision hereof shall entitle Guarantor, by subrogation or otherwise, to the rights of Sublandlord (and
Sublandlord's Designee) to any payment by Subtenant or out
of the property of Subtenant, except after payment in full
of all sums owing by Subtenant under the Sublease. -
     6.   Guarantor agrees that it will, at any time and
from time to time, within ten (10) business days following written request by Sublandlord (and/or Sublandlord's Designee), execute, acknowledge and deliver to Sublandlord (and Sublandlord's Designee), a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modifications). Guarantor agrees that such certificates may be relied on by anyone holding or proposing to acquire any interest in the Building from or through Sublandlord (and Sublandlord's Designee) or by any mortgagee or ground lessor.
     7. The Guarantor represents and warrants to Sublandlord (and Sublandlord's Designee) as follows:
          7.1 The execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action.
          7.2 Guarantor has the full power, authority and legal right to execute and deliver, and to perform and observe the provisions of, this Guaranty including the payment of all moneys hereunder. This Guaranty constitutes the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as enforcement thereof may be limited by (a) bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally or (b) the non-availability of equitable remedies which are discretionary with the courts.
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          7.3  No authorization, approval, consent or
permission (governmental or otherwise) of any court, agency, commission or other authority or entity is required for the due execution, delivery, performance or observance by the Guarantor of this Guaranty or for the payment of any sums hereunder. Guarantor agrees that if any such authorization, approval, consent, filing or permission shall be required in the future in order to permit or effect performance of the obligations of Guarantor under this Guaranty, Guarantor shall promptly inform Sublandlord (and Sublandlord's Designee) or any of its successors or assigns and shall use its best efforts to obtain such authorization, approval, consent, filing or permission.
          7.4 Neither the execution or delivery of this Guaranty, nor the consummation of the transactions herein contemplated, nor the compliance with the terms and provisions hereof, conflict or will conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Incorporation, By-Laws or similar documents of Guarantor, or of any law, order, writ, injunction or decree of any court or government authority, or of any agreement or instrument to which Guarantor is a party or by which it is bound, or constitutes or will constitute a default thereunder.
          7.5  Subtenant is a wholly owned subsidiary of
Guarantor.
          7.6 There has been no material adverse change in the business or condition, financial or otherwise, results of operation or prospects of Guarantor since the date of the 10-K, dated November 1995, copies of which have been delivered to Sublandlord (and/or Sublandlord's Designee).
     8. Guarantor covenants and agrees that it will maintain its corporate existence, rights and franchise in full force and effect so long as the Guaranty is outstanding, and will promptly notify Sublandlord (and Sublandlord's Designee) of any material adverse change in its financial condition.
     9. It is a condition of the granting, execution and delivery of the Sublease that Guarantor execute and deliver this Guaranty and Guarantor deemed the granting, execution and delivery of the Sublease to be in Guarantor's best interests and, as the parent company of Subtenant, Guarantor expects to derive benefit therefrom.
     10.  Guarantor acknowledges and agrees that all
disputes arising, directly or indirectly, out of or relating to this Guaranty may be dealt with and adjudicated in the state courts of New York or the Federal courts sitting in
New York; and hereby expressly and irrevocably submits the person or Guarantor to the jurisdiction of such courts in any suit, action or proceeding arising, directly or indirectly, out of or relating to this Guaranty. So far as is permitted under the applicable law, this consent to personal justification shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Guaranty, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon the person of Guarantor in any such court.
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     11.  Provided that service of process is effected upon
Guarantor in one of the manners hereafter specified in this Guaranty or as otherwise permitted by law, Guarantor irrevocably submits itself to the jurisdiction of the courts mentioned in the previous paragraph for the purposes of any suit, action or other proceeding arising out of this Guaranty, and waives, to the fullest extent permitted law, and agrees not to assert, by way of motion, as a defense or otherwise, (a) any objection which it may have or may hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court as is mentioned in the previous paragraph, (b) any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum, (c) any claim that it is not personally subject to the jurisdiction of the above-named courts, (d) that its property is exempt or
immune from execution, or (e) that this Guaranty may not be enforced in or by such court. The undersigned hereby consents to service of process at its address as stated above. Provided that service of process is effected upon Guarantor in one of the manners hereafter specified in this Guaranty or as otherwise permitted by law, Guarantor agrees that final judgment from which Guarantor has not or may not appeal or further appeal in any such suit, action or proceeding brought in such a court of competent jurisdiction shall be conclusive and binding upon Guarantor and, may so far as is permitted under the applicable law, be enforced in the courts of any state or any Federal court and in any other courts to the jurisdiction of which Guarantor is subject, including, without intending any limitation, as to the Guarantor, the courts of the state of New York, by a suit upon such judgment and that Guarantor will not assert any defense, counterclaim, or set off in any such suit upon such judgment.
     12.  [Intentionally Deleted.]
     13.  [Intentionally Deleted.]
     14.  [intentionally Deleted.]
     15. Nothing in this Guaranty shall affect the right of Sublandlord (and Sublandlord's Designee) to serve process in any manner permitted by law or limit the right of
Sublandlord (and Sublandlord's Designee) or any of its successors or assigns, to bring proceedings against
Guarantor in the courts of any jurisdiction or
jurisdictions.
     16. Should Sublandlord (and/or Sublandlord's Designee) be obligated by any bankruptcy or other law to repay Subtenant or Guarantor or to any trustee, receiver or other representative of either of them, any amounts previously paid, then this Guaranty shall be reinstated in the amount of such repayments. Sublandlord (and Sublandlord's Designee) shall not be required to litigate or otherwise dispute its obligation to make such repayment if it in good faith and on the advice of counsel believes that such obligation exists.
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     17.  In the event that this Guaranty shall be held
ineffective or unenforceable by any court of competent jurisdiction, Guarantor shall be deemed to be a subtenant under the Sublease with the same force and effect as if Guarantor were expressly named as a joint subtenant therein with joint and several liability.
     18. All remedies afforded to Sublandlord (and Sublandlord's Designee) by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised by Sublandlord (and Sublandlord's Designee) or not, shall be deemed to be in exclusion of any other remedy available to Sublandlord (and Sublandlord's Designee) and shall not limit or prejudice any other legal or equitable remedy which Sublandlord (and/or Sublandlord's Designee) may have.
     19. All defined terms used in this Guaranty which are defined in the Sublease shall have the meanings ascribed to such terms in the Sublease.
     20. If any provision of this Guaranty or the application thereof to any person or circumstance shall to any extent be held void, unenforceable or invalid, then the remainder of this Guaranty or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be affected thereby and each provision of this Guaranty shall be valid and enforced to the fullest extent permitted by
law.
     21. As a further inducement to Sublandlord (and Sublandlord's Designee) to make and enter into the Sublease and in consideration thereof, Guarantor hereby waives trial by jury and the right thereto in any action or proceeding of any kind or nature, arising on, under or by reason of or relating to, this Guaranty or any agreement collateral hereto.
     22. No waiver or modification of any provision of this Guaranty nor any termination of this Guaranty shall be effective unless in writing and signed by Sublandlord (and Sublandlord's Designee), nor shall any waiver be applicable, except in the specific instance for which it is given.
     23. The laws of the State of New York applicable to contracts made and to be performed wholly within the State of New York shall govern and control the validity, interpretation, performance and enforcement of this
Guaranty.
     24. This Guaranty shall be binding upon Guarantor and its successors and assigns and inure to the benefit of Sublandlord (and Sublandlord's Designee) and their successors and assigns.
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     IN WITNESS WHEREOF, Guarantor has duly executed this
Guaranty as of the day and year first above written.
ATTEST                             THE SHERWOOD GROUP, INC.,
                                      Guarantor
 /s/John Holman                    By:/s/William Karsh
                                      Name: William Karsh
                                      Title: Treasurer